UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

BETTER THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39864	85-3472546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

548 Market Street #49404 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 887-2311

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On November 19, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Better Therapeutics, Inc., formerly known as Mountain Crest Acquisition Corp. II, a Delaware corporation (the “Company”) approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective upon the filing on November 22, 2021 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. The Company disclosed the dismissal of Marcum in its Current Report on Form 8-K dated November 24, 2021 filed with the Securities and Exchange Commission (the “SEC”) on November 26, 2021 (the “Original 8-K”). This Current Report on Form 8-K/A is filed to amend certain disclosure in the Original 8-K.

The Original 8-K disclosed, among other things, that during the period from July 31, 2020 (inception) through December 31, 2020 and the subsequent interim period through September 30, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The foregoing disclosure is hereby qualified by the existence of material weaknesses in the Company’s internal controls and procedures identified by management which are noted in Item 4, Controls and Procedures, as filed with the SEC in each of the Form 10-Qs for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021, the contents of which are incorporated herein by reference

The Company has provided Marcum with a copy of the disclosures it is making in this Item 4.01(a) of this Current Report on Form 8-K/A and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements above, and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter dated January 14, 2022 is filed as Exhibit 16.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description

16.1	Letter dated January 14, 2022 from Marcum LLP to Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Better Therapeutics, Inc.

Dated: January 14, 2022	By:	/s/ Mark Heinen
	Name:	Mark Heinen
	Title:	Chief Financial Officer